UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

Marijuana Company of America, Inc.

(Name of registrant in its charter)

Utah	000-27039	98-1246221
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

633 W. 5th Street, Suite 2826

Los Angeles, CA 90071

Telephone: (888) 777-4362

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Jesus M. Quintero

Marijuana Company of America, Inc.

633 W. 5th Street, Suite 2826

Los Angeles CA 90071

Telephone: (888) 777-4362

(Name, Address, and Telephone Number for Agent of Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Marijuana Company of America, Inc., a Utah corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”), and the Company’s press release contained herein, contain statements relating to future results, plans, assumptions, assessments and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” “intends to,” and similar words or phrases. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “Company,” “our,” “Marijuana Company of America,” “MCOA,” or the “Registrant” refer to the parent entity, Marijuana Company of America, Inc., a Utah corporation. Unless otherwise indicated in this Current Report on Form 8-K, all references to the Company’s board of directors shall refer to the board of directors of Marijuana Company of America, Inc., a Utah corporation.

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 29, 2021, the Company, cDistro Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and cDistro, Inc., a privately-held Nevada corporation engaged in the hemp and CBD product distribution business (“cDistro”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, Merger Sub agreed to merge with and into cDistro, with cDistro becoming a wholly-owned subsidiary of the Company and the surviving corporation in the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

cDistro distributes high quality hemp-derived cannabinoid products at www.cdistro.com, and is uniquely positioned to take advantage of the developing market opportunity generated by consumers’ growing demand for hemp-derived cannabinoid products and the lack of distribution networks.

Earnout Agreement

In connection to the Merger, the Company and the existing securityholders of cDistro entered into an earnout agreement dated June 29, 2021 (the “Earnout Agreement”), whereby the Company agreed to issue additional common stock to the existing securityholders of cDistro as compensation for the Merger conditioned upon the achievement of certain gross revenue milestones, as more fully detailed therein.

Leak-Out Agreement

On June 29, 2021, in connection with the Merger and the Earnout Agreement, the existing securityholder of cDistro entered into a Lock-Up and Leak-Out Agreement with the Company pursuant to which, among other thing, such shareholder agreed to certain restrictions regarding the resale of the common stock issued pursuant to the Merger for a period of six months from the date of the Merger , as more fully detailed therein.

Board Observation Rights Letter

On June 29, 2021, in connection with the Merger, the Company and the existing securityholder of cDistro executed a board observation rights letter (the “Board Rights Letter”), pursuant to which the Company agreed to grant such securityholder certain board observation rights, in a non-voting observational capacity, as more fully detailed therein.

Employment Agreement

On June 29, 2021, in connection with the Merger, the Company and the Chief Executive Officer of cDistro entered into an employment agreements, pursuant to which that employees will serve as cDistro’s Chief Executive Officer for a 3-year term (the “Employment Agreement”).

Stock Purchase Agreement

On June 29, 2021, in connection with the Merger, the Company and cDistro entered into a stock purchase agreement (the “Stock Purchase Agreement”), pursuant to which the Company agreed to purchase certain shares of cDistro’s common stock. Pursuant to the Stock Purchase Agreement, the Company will purchase 350,000 shares of cDistro common stock at the price of $1.00 per share, with the proceeds to be used by cDistro for general working capital and operational purposes.

The preceding summaries of the Merger Agreement, the Earnout Agreement, the Leak-Out Agreement, the Board Rights Letter, the Employment Agreement and the Stock Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Earnout Agreement, the Leak-Out Agreement, the Board Rights Letter, the Employment Agreement and the Stock Purchase Agreement, respectively, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 30, 2021, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into cDistro, with cDistro continuing as the surviving corporation and a wholly-owned subsidiary of the Company. A copy of the certificate of merger merging Merger Sub with and into cDistro is filed herewith as Exhibit 3.1 and incorporated herein by reference.

At the effective time of the Merger, and subject to the terms and conditions of the Merger Agreement, the outstanding shares of common stock of cDistro were converted into the right to receive 265,164,070 shares of the Company’s common stock, with 220,970,059 additional shares of the Company’s common stock conditionally issuable over the 12 months following the Merger pursuant to the Earnout Agreement. The Earnout Agreement provides that the 220,970,059 additional shares of the Company’s common stock that may be issued thereunder will be issued upon the achievement of certain cDistro revenue milestones. Accordingly, the full aggregate common stock consideration that may be issuable in the Merger to the former securityholders of cDistro on a fully-diluted basis, pursuant to the terms of the Earnout Agreement, is a total of 486,134,129 shares. As a result of the Merger, on the date of this filing the Company has 5,333,688,925 shares of common stock issued and outstanding on a fully-diluted basis.

The Merger Agreement contains customary representations, warranties and covenants made by the Company, Merger Sub and cDistro, including representations and covenants relating to obtaining the requisite approvals from each company’s board and shareholders, as applicable, and indemnification of directors and officers. The Merger Agreement provided that consummation of the Merger was subject to certain closing conditions including, but not limited to, obtaining all appropriate consents and closing certificates.

The description of the agreements above are qualified in their entirety by reference to the full text of the agreements filed as Exhibits hereto, which are incorporated herein by reference. These agreements have been included as exhibits to this Current Report on Form 8-K to provide investors and securityholders with information regarding certain of their respective terms and conditions. This information is not intended to provide any financial or other information about the parties to the agreements or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the agreements are made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the dates of the agreements, and such subsequent information may not be fully reflected in public disclosures by the parties to the applicable agreement. The information in these agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the SEC.

Item 3.02 Unregistered Sale of Equity Securities.

The description of the Merger set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The issuance of the Company’s common stock was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On June 30, 2021, the Company issued a press release announcing the consumation of the Merger. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file pro forma financial information as required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 29, 2021, by and among Marijuana Company of America, Inc., cDistro Merger Sub, Inc. and cDistro, Inc.*
3.1	Certificate of Merger merging cDistro Merger Sub, Inc. with and into cDistro, Inc.*
10.1	Form of Earnout Agreement.*
10.2	Form of Lock-Up and Leak-Out Agreement.*
10.3	Form of Board Rights Letter. *
10.4	Form of Stock Purchase Agreement.*
10.5	Form of Employment Agreement. *
99.1	Press Release dated June **, 2021, titled “Marijuana Company of America, Inc. Acquires cDistro, One of the Industry's Fastest Growing Hemp and CBD Product Distributors” *

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIJUANA COMPANY OF AMERICA, INC.

By: /S/ Jesus M. Quintero
Date: July 1, 2021	Name: Jesus M. Quintero Title: Chief Executive Officer